Exhibit 10.11

SIXTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement is entered into as of March 13, 2019 (the “Amendment”), by and among ConversionPoint Technologies, Inc. (“Parent”), Push Holdings, Inc. (“Push Holdings”), Branded Response, Inc. (“Branded”), Tamble Inc. (“Tamble”), Comiseo, LLC (“Comiseo”), Push Interactive, LLC (“Push Interactive”), Push Properties LLC (“Push Properties”), Tremeta, LLC (“Tremeta”), Base Camp Technologies, LLC (“Base Camp”), Alpine Computing Systems, LLC (“Alpine”), SellPoints, Inc. (“SellPoints”), Montage Capital II, L.P. (“Montage”) and Partners for Growth IV, L.P. (“PFG”). Each of Montage and PFG are also referred to as a “Lender” and collectively referred to as the “Lenders”.

RECITALS

Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, SellPoints and Alpine (each, a “Borrower”) and Lenders are parties to that certain Loan and Security Agreement dated as of September 29, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2017, that certain Second Amendment to Loan and Security Agreement dated as of December 1, 2017, that certain Third Amendment to Loan and Security Agreement dated as of June 30, 2018, that certain Fourth Amendment to Loan and Security Agreement dated as of September 28, 2018 and that certain Fifth Amendment to Loan and Security Agreement dated as of November 2, 2018 (collectively, the “Agreement”). The parties desire to address certain Events of Default and amend the terms of the Agreement, each in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.           EVENTS OF DEFAULT; FORBEARANCE. Borrowers acknowledge that there are existing Events of Default arising from Borrowers’ failure to comply with Section 5.3(a) of the Agreement for the period ending October 31, 2018, November 30, 2018, December 31, 2018 and January 31, 2019 (the “Existing Defaults”). Borrower has notified Lenders that Borrowers expect not to comply with Section 5.3(a) of the Agreement for the periods ending February 28, 2019 and March 31, 2019 (the “Anticipated Defaults”). Subject to the conditions contained herein and performance by Borrowers of all of the terms of the Agreement after the date hereof, Lenders forbear from exercising remedies arising out of the Existing Defaults and the Anticipated Defaults until the earlier to occur of (i) Borrowers’ achievement of the Financing Milestone on or before May 31, 2019, upon which time the Existing Defaults and Anticipated Default shall automatically be waived, or (ii) the occurrence of an Event of Default after the date hereof, or (iii) May 31, 2019. Lenders do not forbear or waive Borrowers’ obligations under such section for any events other than the Existing Defaults and Anticipated Defaults, and Lenders do not waive any other failure by Borrower to perform its obligations under the Transaction Documents.

2.           Section 1.2(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)          Principal and Interest.

(i)          Interest shall accrue on the unpaid principal amount of the Advances from the date of each Advance until the Advances are paid in full, at the fixed rate of interest equal to 12.25% per annum (the “Applicable Rate”), calculated upon a year of 365 or 366 days (as applicable) and actual days elapsed; provided however the Applicable Rate shall automatically increase to 17.25% on June 1, 2019 if Borrowers have not achieved the Financing Milestone by May 31, 2019. Borrower will pay interest on the outstanding Advances on the first day of each month, in arrears.

(ii)         In addition to such interest payments, on July 1, 2018 and on the first day of each month thereafter, Borrower shall make twenty four (24) equal monthly principal payments on account of the Existing Loan in the amount of $152,417 (each, a “Scheduled Payment”), provided however, that on each of March 1, 2019 and on April 1, 2019, Borrowers need only make a principal payment of $50,000 on each such date (each, a “Reduced Payment”) in lieu of the Scheduled Payment on such dates.

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(iii)        The entire outstanding principal balance of the Advances, all accrued and unpaid interest thereon, and all fees and other amounts outstanding hereunder shall be immediately due and payable on the earlier to occur of (i) the IPO or (ii) the Maturity Date. Borrower shall pay each Lender its Pro Rata Share of any payments. All payments shall be applied first to fees and expenses, then to interest and then to principal.

3.           The following is added as a new Section 1.7 to the end of Section 1 of the Agreement:

1.7          Additional Fees.

(a)         Final Payment Fee. As of March 1, 2019, Lenders have earned a fee in the amount of $30,000, which shall be payable on the earlier of the date all Advances are repaid or become due and payable.

(b)         Back-End Fee. On June 1, 2019 and on the first day of each month thereafter until Borrowers achieve the Financing Milestone, Borrowers shall pay to Lenders a cash fee equal to five percent (5%) of the aggregate Advances that are outstanding as of such date (each, a “Back-End Fee”). For the sake of clarity, if Borrowers achieve the Financing Milestone prior to June 1, 2019, no Back-End Fee shall be due or payable.

(c)          IPO Fee. Upon the consummation of the IPO, Borrowers shall pay to Lender a fee in the amount equal to all interest that would have accrued had the Advances been outstanding through the Maturity Date.

4.           Section 5.3 of the Agreement is amended and restated in its entirety to read as follows:

5.3          Financial Covenants. Borrower shall comply with one of the following covenants measured on the last day of each month, beginning with month ending May 31, 2019:

(a)         Minimum Cash. Borrowers’ Unrestricted Cash shall be at least $2,500,000; or

(b)         Minimum EBITDA. Borrowers’ consolidated EBITDA for the trailing three month period is at least One Dollar ($1.00).

5.           The following definitions are added to Section 14 of the Agreement:

“Financing Milestone” means Borrowers’ receipt of at least $5,000,000 in cash proceeds from the sale and issuance of its equity securities (or convertible note securities that are subject to a subordination agreement in form and substance satisfactory to Lenders).

“IPO” means a firmly underwritten initial public offering of the equity securities of Conversionpoint Holdings, Inc., a Delaware corporation (“Holdings”), pursuant to the Securities Act of 1933, as amended, following the consummation of the mergers and other transactions contemplated in that certain Agreement and Plan of Merger dated as of November 2, 2018, by and among Parent, Holdings, CPT Merger Sub, Inc., a Delaware corporation, Inuvo, Inc., a Nevada corporation, and CPT Cigar Merger Sub, Inc., a Nevada corporation (the “Merger Agreement”).

6.           Borrowers acknowledge and agree that the foregoing modifications and forbearance are not to be construed as Lenders’ consent to the IPO or the Mergers (as defined in the Merger Agreement), which remain subject to the covenants set forth in the Agreement and require Lenders’ prior written consent; provided however, that Lenders’ consent shall not be required if all Obligations are repaid in full concurrently with the closing of the IPO.

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7.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lenders under the Agreement, as in effect prior to the date hereof. The consents and waivers set forth herein shall not be deemed to be a consent to any other amendment, waiver or modification of any other term or condition of the Agreement or otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with the Agreement. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8.           Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and except as set forth above, no Event of Default has occurred and is continuing.

9.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

10.         As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance satisfactory to Lenders, the following:

(a)          this Amendment, duly executed by Borrowers;

(b)          warrants to purchase stock issued to each Lender;

(c)          payment of the first Reduced Payment, plus an amount equal to all Lender Expenses incurred through the date of this Amendment; and

(d)          such other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment to Loan and Security Agreement as of the first date above written.

BORROWERS:

CONVERSIONPOINT TECHNOLOGIES, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

SELLPOINTS, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

PUSH HOLDINGS, INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

BRANDED RESPONSE, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

TAMBLE INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

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IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment to Loan and Security Agreement as of the first date above written.

BORROWERS:

COMISEO, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

PUSH INTERACTIVE, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

PUSH PROPERTIES LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

TREMETA, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

BASE CAMP TECHNOLOGIES, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

ALPINE COMPUTING SYSTEMS, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

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IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment to Loan and Security Agreement as of the first date above written.

LENDERS:

MONTAGE CAPITAL II, L.P.

By:	/s/ Michael S. Rose

Name:	Michael S. Rose

Title:	Managing Director

PARTNERS FOR GROWTH IV, L.P.

By:	/s/ Geoffrey Allan

Name:	Geoffrey Allan

Title:	Manager, Partners for Growth IV, LLC, its General Partner

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